Houlihan Lokey Reports Third Quarter Fiscal 2023 Financial Results

– Third Quarter Fiscal 2023 Revenues of $456 million –
– Third Quarter Fiscal 2023 Diluted EPS of $0.90 –
– Adjusted Third Quarter Fiscal 2023 Diluted EPS of $1.14 –
– Announces Dividend of $0.53 per Share for Fourth Quarter Fiscal 2023 –

LOS ANGELES and NEW YORK - January 31, 2023 - Houlihan Lokey, Inc. (NYSE:HLI) (“Houlihan Lokey” or the “Company”) today reported financial results for its third quarter ended December 31, 2022.
For the third quarter ended December 31, 2022, revenues were $456 million, compared with $889 million for the third quarter ended December 31, 2021. Net income was $63 million, or $0.90 per diluted share, for the third quarter ended December 31, 2022, compared with $174 million, or $2.54 per diluted share, for the third quarter ended December 31, 2021. Adjusted net income for the third quarter ended December 31, 2022 was $79 million, or $1.14 per diluted share, compared with $198 million, or $2.90 per diluted share, for the third quarter ended December 31, 2021.
“Houlihan Lokey continues to operate in a challenging M&A environment, which negatively impacted our third quarter fiscal 2023 results. However, once again the firm distinguished itself in the industry in calendar year 2022. I am proud to announce that in 2022 we were recognized as the #1 M&A advisor globally based on number of completed transactions, the #1 restructuring advisor globally based on both the number of completed transactions and value, and the #1 most active fairness opinion advisor by volume for the past 25 years, per Refinitiv. The firm is well poised to continue its long term growth profile when the market dynamics improve.” stated Scott Beiser, Chief Executive Officer of Houlihan Lokey.

Selected Financial Data

(In thousands, except per share data)	U.S. GAAP
	Three Months Ended December 31,		Nine Months Ended December 31,
	2022	2021	2022	2021
Revenues by segment
Corporate Finance	$291,734	$715,663	$870,701	$1,314,064
Financial Restructuring	98,819	89,273	275,351	271,232
Financial and Valuation Advisory	65,946	83,862	218,628	213,496
Revenues	$456,499	$888,798	$1,364,680	$1,798,792
Operating expenses:
Employee compensation and benefits	$289,348	$549,376	$864,942	$1,115,054
Non-compensation	82,978	90,162	248,624	169,483
Operating income	84,173	249,260	251,114	514,255
Other expense, net	563	253	7,416	1,005
Income before provision for income taxes	83,610	249,007	243,698	513,250
Provision for income taxes	20,559	74,699	49,135	140,099
Net income	$63,051	$174,308	$194,563	$373,151
Net income attributable to noncontrolling interest	—	(573)	—	(573)
Net income attributable to Houlihan Lokey, Inc.	$63,051	$173,735	$194,563	$372,578

Diluted earnings per share attributable to Houlihan Lokey, Inc.	$0.90	$2.54	$2.80	$5.44

Revenues

For the third quarter ended December 31, 2022, revenues were $456 million, compared with $889 million for the third quarter ended December 31, 2021. Revenues decreased primarily as a result of a decrease in the number of closed transactions. For the third quarter ended December 31, 2022, Corporate Finance (“CF”) revenues decreased (59)%, Financial Restructuring (“FR”) revenues increased 11%, and Financial and Valuation Advisory (“FVA”) revenues decreased (21)% when compared with the third quarter ended December 31, 2021.

Expenses

The Company’s employee compensation and benefits expenses, non-compensation expenses, and provision for income taxes during the periods presented and described below are on a GAAP and an adjusted basis.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Three Months Ended December 31,
($ in thousands)	2022	2021	2022	2021
Expenses:
Employee compensation and benefits	$289,348	$549,376	$280,749	$546,611
% of Revenues	63.4%	61.8%	61.5%	61.5%
Non-compensation	$82,978	$90,162	$72,611	$58,543
% of Revenues	18.2%	10.1%	15.9%	6.6%
Provision for income taxes	$20,559	$74,699	$25,897	$85,014
% of Pre-tax income	24.6%	30.0%	24.6%	30.0%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.

	U.S. GAAP		Adjusted (Non-GAAP) *
	Nine Months Ended December 31,
($ in thousands)	2022	2021	2022	2021
Expenses:
Employee compensation and benefits	$864,942	$1,115,054	$839,279	$1,106,257
% of Revenues	63.4%	62.0%	61.5%	61.5%
Non-compensation	$248,624	$169,483	$204,543	$133,548
% of Revenues	18.2%	9.4%	15.0%	7.4%
Provision for income taxes	$49,135	$140,099	$83,186	$160,169
% of Pre-tax income	20.2%	27.3%	25.9%	28.7%
*Adjusted figures represent non-GAAP information. See “Non-GAAP Financial Measures” and the tables at the end of this release for an explanation of the adjustments and reconciliations to the comparable GAAP numbers.

Employee compensation and benefits expenses were $289 million for the third quarter ended December 31, 2022, compared with $549 million for the third quarter ended December 31, 2021. Adjusted employee compensation and benefits expenses were $281 million for the third quarter ended December 31, 2022, compared with $547 million for the third quarter ended December 31, 2021. This resulted in an adjusted compensation ratio of 61.5% for both the third quarter ended December 31, 2022 and the third quarter ended December 31, 2021. The decrease in GAAP and adjusted employee compensation and benefits expenses was a result of a decrease in fee revenues for the quarter when compared with the same quarter last year.

Non-compensation expenses were $83 million for the third quarter ended December 31, 2022, compared with $90 million for the third quarter ended December 31, 2021. The decrease in GAAP non-compensation expenses was primarily a result of a decrease in depreciation and amortization and a decrease in professional fees for the quarter when compared with the same quarter last year. Adjusted non-compensation expenses were $73 million for the third quarter ended December 31, 2022, compared with $59 million for the third quarter ended December 31, 2021. The increase in adjusted non-compensation expenses was primarily a result of an increase in travel, meals, and entertainment expenses and other operating expenses.

The provision for income taxes was $21 million, representing an effective tax rate of 24.6% for the third quarter ended December 31, 2022, compared with $75 million, representing an effective tax rate of 30.0% for the third quarter ended December 31, 2021. The decrease in the Company's tax rate during the three months ended December 31, 2022 relative to the same period in 2021 was primarily the result of decreased state taxes and decreased taxes due to foreign operations.

Segment Reporting for the Third Fiscal Quarter

Corporate Finance
CF revenues were $292 million for the third quarter ended December 31, 2022, compared with $716 million for the third quarter ended December 31, 2021, representing a decrease of (59)%. Revenues decreased primarily due to a decrease in the number of closed transactions and a decrease in the average transaction fee on closed transactions.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2022	2021	2022	2021
Corporate Finance
Revenues	$291,734	$715,663	$870,701	$1,314,064
# of Managing Directors	215	198	215	198
# of Closed transactions (1)	125	238	363	456

Financial Restructuring
FR revenues increased 11% to $99 million for the third quarter ended December 31, 2022, compared with $89 million for the third quarter ended December 31, 2021. Revenues increased primarily due to an increase in the number of closed transactions during the quarter, partially offset by a decrease in the average transaction fee on closed transactions during the quarter.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2022	2021	2022	2021
Financial Restructuring
Revenues	$98,819	$89,273	$275,351	$271,232
# of Managing Directors	56	52	56	52
# of Closed transactions (1)	28	21	68	65

Financial and Valuation Advisory
FVA revenues decreased (21)% to $66 million for the third quarter ended December 31, 2022, compared with $84 million for the third quarter ended December 31, 2021. Revenues decreased primarily due to a decrease in the average fee per fee event.

	Three Months Ended December 31,		Nine Months Ended December 31,
($ in thousands)	2022	2021	2022	2021
Financial and Valuation Advisory
Revenues	$65,946	$83,862	$218,628	$213,496
# of Managing Directors	38	34	38	34
# of Fee Events (1)	876	901	1,815	1,673
(1)A Fee Event includes any engagement that involves revenue activity during the measurement period based on a revenue minimum of one thousand dollars. References in this press release to closed transactions should be understood to be the same as transactions that are “effectively closed” as described in our periodic reports on Forms 10-K and 10-Q.

Balance Sheet and Capital Allocation

The Board of Directors of the Company declared a regular quarterly cash dividend of $0.53 per share of Class A and Class B common stock. The dividend will be payable on March 15, 2023 to stockholders of record as of the close of business on March 2, 2023. As of December 31, 2022, the Company had $586 million of cash and cash equivalents and investment securities, and $47 million of other liabilities and loans payable to former shareholders.

Investor Conference Call and Webcast

The Company will host a conference call and live webcast at 5:00 p.m. Eastern Time on Tuesday, January 31, 2023, to discuss its third quarter fiscal 2023 results. The number to call is 1-888-394-8218 (domestic) or 1-646-828-8193 (international). A live webcast will be available in the Investor Relations section of the Company’s website. A replay of the conference call will be available from January 31, 2023 through February 7, 2023, by dialing 1-844-512-2921 (domestic) or 1-412-317-6671 (international) and entering the passcode 1668989#. A replay of the webcast will be archived and available on the Company’s website.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. For a further description of such factors, you should read the Company’s filings with the Securities and Exchange Commission. Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on these forward-looking statements as predictions of future events. The events and circumstances reflected in our forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

Non-GAAP Financial Measures

Adjusted net income, total and on a per share basis, and certain adjusted items used to determine adjusted net income, are presented and discussed in this earnings press release and are non-GAAP measures that management believes, when presented together with comparable GAAP measures, are useful to investors in understanding the Company’s operating results. These adjusted items remove the significant accounting impact of one-time or non-recurring charges associated with the Company’s one-time/non-recurring matters, as set forth in the tables at the end of this release.

The adjusted items included in this earnings press release as calculated by the Company are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these adjusted amounts are not a measurement of financial performance or liquidity under GAAP and should not be considered as an alternative to the Company’s financial information determined under GAAP. For a description of the Company’s use of these adjusted items and a reconciliation with comparable GAAP items, see the section of this press release titled “Reconciliation of GAAP to Adjusted Financial Information.” Please refer to our financial statements, prepared in accordance with GAAP, for purposes of evaluating our financial condition, results of operations, and cash flows.

About Houlihan Lokey

Houlihan Lokey (NYSE:HLI) is a global investment bank with expertise in mergers and acquisitions, capital markets, financial restructuring, and financial and valuation advisory. The firm serves corporations, institutions, and governments worldwide with offices in the United States, Europe, the Middle East, and the Asia-Pacific region. Independent advice and intellectual rigor are hallmarks of the firm’s commitment to client success across its advisory services. Houlihan Lokey is the No. 1 investment bank for global M&A transactions under $1 billion, the No. 1 M&A advisor for the past eight consecutive years in the U.S., the No. 1 global restructuring advisor for the past nine consecutive years, and the No. 1 global M&A fairness opinion advisor over the past 25 years, all based on number of transactions and according to data provided by Refinitiv.

For more information, please visit www.HL.com.

Contact Information

Investor Relations 212.331.8225 IR@HL.com	OR	Public Relations 212.331.8223 PR@HL.com

Appendix

Condensed Consolidated Balance Sheets (Unaudited)
Condensed Consolidated Statements of Income (Unaudited)
Reconciliation of GAAP to Adjusted Financial Information (Unaudited)

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

(In thousands, except share data and par value)	December 31, 2022	March 31, 2022
Assets
Cash and cash equivalents	$549,422	$833,697
Restricted cash	373	373
Investment securities	36,775	109,143
Accounts receivable, net of allowance for credit losses	138,028	144,029
Unbilled work in process, net of allowance for credit losses	152,052	104,751
Income taxes receivable	9,864	—
Deferred income taxes	112,726	95,278
Property and equipment, net	75,624	52,176
Operating lease right-of-use assets	255,725	171,942
Goodwill	1,060,666	1,070,442
Other intangible assets, net	204,845	247,333
Other assets	75,542	57,646
Total assets	$2,671,642	$2,886,810

Liabilities and Stockholders' Equity
Liabilities:
Accrued salaries and bonuses	$638,646	$953,604
Accounts payable and accrued expenses	119,974	126,190
Deferred income	40,576	28,753
Income taxes payable	—	61,266
Deferred income taxes	619	789
Loans payable to former shareholders	307	539
Operating lease liabilities	283,728	197,091
Other liabilities	47,135	74,873
Total liabilities	1,130,985	1,443,105

Stockholders' equity:
Class A common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 50,351,143 and 49,853,564 shares, respectively	50	50
Class B common stock, $0.001 par value. Authorized 1,000,000,000 shares; issued and outstanding 18,271,833 and 17,649,555 shares, respectively	18	18
Additional paid-in capital	602,349	564,761
Retained earnings	1,008,246	922,223
Accumulated other comprehensive loss	(70,006)	(43,347)
Total stockholders’ equity	1,540,657	1,443,705
Total liabilities and stockholders’ equity	$2,671,642	$2,886,810

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
(In thousands, except share and per share data)	2022	2021	2022	2021
Revenues	$456,499	$888,798	$1,364,680	$1,798,792
Operating expenses:
Employee compensation and benefits	289,348	549,376	864,942	1,115,054
Travel, meals, and entertainment	14,271	11,090	37,691	17,464
Rent	12,852	14,352	37,927	33,627
Depreciation and amortization	13,256	20,074	51,874	28,589
Information technology and communications	14,751	12,398	38,924	28,217
Professional fees	7,795	14,372	23,862	27,988
Other operating expenses	20,053	17,876	58,346	33,598
Total operating expenses	372,326	639,538	1,113,566	1,284,537
Operating income	84,173	249,260	251,114	514,255
Other expense, net	563	253	7,416	1,005
Income before provision for income taxes	83,610	249,007	243,698	513,250
Provision for income taxes	20,559	74,699	49,135	140,099
Net income	63,051	174,308	194,563	373,151
Net income attributable to noncontrolling interest	—	(573)	—	(573)
Net income attributable to Houlihan Lokey, Inc.	$63,051	$173,735	$194,563	$372,578

Weighted average shares of common stock outstanding:
Basic	63,381,024	64,914,373	63,360,741	65,259,927
Fully diluted	69,725,692	68,279,939	69,453,588	68,520,849
Earnings per share attributable to Houlihan Lokey, Inc.
Basic	$0.99	$2.68	$3.07	$5.71
Fully diluted	$0.90	$2.54	$2.80	$5.44

HOULIHAN LOKEY, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO ADJUSTED FINANCIAL INFORMATION
(UNAUDITED)

	Three Months Ended December 31,		Nine Months Ended December 31,
(In thousands, except per share data)	2022	2021	2022	2021
Revenues	$456,499	$888,798	$1,364,680	$1,798,792

Employee compensation and benefits expenses
Employee compensation and benefits expenses (GAAP)	$289,348	$549,376	$864,942	$1,115,054
Less: Acquisition related retention payments	(8,599)	(2,765)	(25,663)	(8,797)
Employee compensation and benefits expenses (adjusted)	280,749	546,611	839,279	1,106,257

Non-compensation expenses
Non-compensation expenses (GAAP)	$82,978	$90,162	$248,624	$169,483
Less: Integration and acquisition related costs	—	(16,165)	(2,325)	(17,805)
Less: Acquisition amortization	(10,367)	(15,454)	(41,756)	(18,130)
Non-compensation expenses (adjusted)	72,611	58,543	204,543	133,548

Operating income
Operating income (GAAP)	$84,173	$249,260	$251,114	$514,255
Plus: Adjustments (1)	18,966	34,384	69,744	44,732
Operating income (adjusted)	103,139	283,644	320,858	558,987

Other expense, net
Other expense, net (GAAP)	$563	$253	$7,416	$1,005
Less: Warrant revaluation	—	—	(2,264)	—
Less: SPAC wind-down write-off	(2,742)	—	(2,742)	—
Less: Increase in acquisition earnout liability	—	—	(2,841)	—
Other (income)/expense, net (adjusted)	(2,179)	253	(431)	1,005

Provision for income taxes
Provision for income taxes (GAAP)	$20,559	$74,699	$49,135	$140,099
Plus: Impact of the excess tax benefit for stock vesting	—	—	8,102	6,922
Plus: Release of the provision for an uncertain tax position as a result of the successful closure of a state audit	—	—	5,762	—
Adjusted provision for income taxes	20,559	74,699	62,999	147,021
Plus: Resulting tax impact (2)	5,338	10,315	20,187	13,148
Provision for income taxes (adjusted)	25,897	85,014	83,186	160,169

Net income
Net income (GAAP)	$63,051	$174,308	$194,563	$373,151
Plus: Adjustments (3)	16,370	24,069	43,540	24,662
Net income (adjusted)	79,421	198,377	238,103	397,813
Net income attributable to noncontrolling interest	—	(573)	—	(573)
Net income attributable to Houlihan Lokey, Inc. (GAAP)	63,051	173,735	194,563	372,578
Net income attributable to Houlihan Lokey, Inc. (adjusted)	79,421	197,804	238,103	397,240

Diluted EPS attributable to Houlihan Lokey, Inc. (GAAP)	$0.90	$2.54	$2.80	$5.44
Diluted EPS attributable to Houlihan Lokey, Inc. (adjusted)	$1.14	$2.90	$3.43	$5.79
(1)The aggregate of adjustments from employee compensation and benefits and non-compensation expenses.
(2)Reflects the tax impact of utilizing the adjusted effective tax rate on the non-tax adjustments identified above.
(3)Consists of all adjustments identified above net of the associated tax impact.